Exhibit 10.3

AMENDMENT NO. 11 TO CREDIT AGREEMENT

As of November 13, 2015

To the Borrowers that are

parties to the Credit Agreement

referred to below

c/o USMD Holdings, Inc.

6333 North State Highway 161

Suite 200

Irving, Texas 75038

Ladies/Gentlemen:

We refer to the Credit Agreement dated as of August 31, 2012 (as amended, the “Credit Agreement”) among USMD Holdings, Inc., a Delaware corporation, the other borrowers that are parties thereto, the lenders that are parties thereto (the “Lenders”), and Southwest Bank, as successor in interest to JPMorgan Chase Bank, N.A. as administrative agent for the Lenders (the “Administrative Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement shall be used herein as therein defined. As used herein, the term “Amendment” means this Amendment No. 11 to Credit Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

1. Amendments. The Credit Agreement is, effective as of the date first above written, hereby amended as follows:

(a) The following paragraph (f) is hereby added to Section 1.02 of the Credit Agreement:

“(f) The obligations of USMD PPM, LLC under the Lease dated August 22, 2014, between USMD PPM, LLC, as tenant, and 121 Centre, LLC, as landlord, shall not constitute or be treated as Capital Expenditures or Indebtedness under this Agreement.”

(b) Paragraph (c) in Section 6.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

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“(c) Capital Expenditures. Permit the aggregate Capital Expenditures of the Borrowers during any Fiscal Year to exceed the amount specified below opposite such Fiscal Year:

Fiscal Year Ending On	Maximum Capital Expenditures
December 31, 2015	$15,000,000
December 31, 2016	$6,000,000

(c) Paragraph (e) of Section 6.02 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(e) Indebtedness (including, without limitation, Capital Lease Obligations) secured by Liens permitted by Section 6.03(g) in an aggregate principal amount not to exceed $10,000,000 at any one time outstanding;”

(d) Paragraph (h) of Section 6.02 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(h) additional unsecured Indebtedness of the Borrowers in an aggregate principal amount not to exceed $1,000,000 at any time outstanding; and”

2. Conditions Precedent. This Amendment shall become effective, as of the date first above written, on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received:

(a) this Amendment duly executed by each of the Borrowers and each of the Lenders; and

(b) the Administrative Agent shall have received payment of all fees and expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel for the Administrative Agent).

3. Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) the execution, delivery and performance of this Amendment have been duly authorized by all necessary organizational action on the part of such Borrower, (b) this Amendment has been duly executed and delivered by such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, or other laws affecting creditors’ rights generally and general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties of such Borrower set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof, except for representations and warranties expressly

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stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date, and (d) no Default or Event of Default has occurred and is continuing.

4. Miscellaneous.

(a) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and the Notes, and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects and for all purposes ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment and performance of all Obligations of the Borrowers under the Loan Documents, in each case, as amended by this Amendment and all guarantees and grants of Liens by the Borrowers pursuant to the Loan Documents are hereby ratified and reaffirmed by each Borrower.

(c) This Amendment is a Loan Document.

(d) This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas.

(e) THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(f) The Borrowers jointly and severally agree to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, and administration of this Amendment and the other instruments and documents to be delivered hereunder including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

If you agree to the terms and provisions of this Amendment, please evidence such agreement by executing and returning a counterpart of this Amendment to the undersigned.

This Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

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Very truly yours,

SOUTHWEST BANK,
as Administrative Agent and as the sole Lender

By:	/s/ Josh Burleson
Name:	Josh Burleson
Title:	Senior Vice President

Signature Page

Amendment No. 11 to Credit Agreement

Accepted and Agreed to by:

BORROWERS:

USMD HOLDINGS, INC.

By:	/s/ Jim Berend
Name:	Jim Berend
Title:	Chief Financial Officer

IMPEL MANAGEMENT SERVICES, L.L.C.

By:	USMD Holdings, Inc., its sole member
By:	/s/ Jim Berend
Name:	Jim Berend
Title:	Chief Financial Officer

IMPEL CONSULTING EXPERTS, L.L.C.

By:	Impel Management Services, L.L.C., its sole member
By:	USMD Holdings, Inc., its sole member

By:	/s/ Jim Berend
Name:	Jim Berend
Title:	Chief Financial Officer

Signature Page

Amendment No. 11 to Credit Agreement

USMD INC.

By:	/s/ Jim Berend
Name:	Jim Berend
Title:	Chief Financial Officer

MAT-RX DEVELOPMENT, L.L.C.

By:	USMD Inc., its sole member

By:	/s/ Jim Berend
Name:	Jim Berend
Title:	Chief Financial Officer

MAT-RX FORT WORTH GP, L.L.C.

By:	MAT-RX DEVELOPMENT, L.L.C., its sole member

By:	USMD Inc., its sole member

By:	/s/ Jim Berend
Name:	Jim Berend
Title:	Chief Financial Officer

Signature Page

Amendment No. 11 to Credit Agreement

USMD OF ARLINGTON GP, L.L.C.

By:	MAT-RX DEVELOPMENT, L.L.C., its sole member

By:	USMD Inc., its sole member

By:	/s/ Jim Berend
Name:	Jim Berend
Title:	Chief Financial Officer

USGP, LLC

By:	USMD Inc., its sole member

By:	/s/ Jim Berend
Name:	Jim Berend
Title:	Chief Financial Officer

US LITHOTRIPSY, L.P.

By:	USGP, LLC, its general partner

By:	USMD Inc., its sole member

By:	/s/ Jim Berend
Name:	Jim Berend
Title:	Chief Financial Officer

Signature Page

Amendment No. 11 to Credit Agreement

LITHO GP, LLC

By:	US Lithotripsy, L.P., its sole member

By:	USGP, LLC, its general partner

By:	USMD Inc., its sole member

By:	/s/ Jim Berend
Name:	Jim Berend
Title:	Chief Financial Officer

METRO I STONE MANAGEMENT, LTD.

By:	Litho GP, LLC, its general partner

By:	US Lithotripsy, L.P., its sole member

By:	USGP, LLC, its general partner

By:	USMD Inc., its sole member

By:	/s/ Jim Berend
Name:	Jim Berend
Title:	Chief Financial Officer

USMD ADMINISTRATIVE SERVICES, L.L.C.

By:	USMD Inc., its sole member

By:	/s/ Jim Berend
Name:	Jim Berend
Title:	Chief Financial Officer

Signature Page

Amendment No. 11 to Credit Agreement

USMD DIAGNOSTIC SERVICES, LLC

By:	USMD Inc., its sole member

By:	/s/ Jim Berend
Name:	Jim Berend
Title:	Chief Financial Officer

USMD PPM, LLC

By:	USMD Inc., its sole member

By:	/s/ Jim Berend
Name:	Jim Berend
Title:	Chief Financial Officer

USMD CANCER TREATMENT CENTERS, L.L.C.

By:	USMD Inc., its sole member

By:	/s/ Jim Berend
Name:	Jim Berend
Title:	Chief Financial Officer

Signature Page

Amendment No. 11 to Credit Agreement

USMD CANCER TREATMENT CENTERS GP, L.L.C.

By:	USMD Cancer Treatment Centers, L.L.C., its sole member

By:	USMD Inc., its sole member

By:	/s/ Jim Berend
Name:	Jim Berend
Title:	Chief Financial Officer

USMD AFFILIATED SERVICES

By:	/s/ Jim Berend
Name:	Jim Berend
Title:	Chief Financial Officer

MEDICAL CLINIC OF NORTH TEXAS PLLC

By:	USMD Affiliated Services, its sole member

By:	/s/ Jim Berend
Name:	Jim Berend
Title:	Chief Financial Officer

Signature Page

Amendment No. 11 to Credit Agreement

UROLOGY ASSOCIATES OF NORTH TEXAS, P.L.L.C.

By:	USMD Affiliated Services, its sole member

By:	/s/ Jim Berend
Name:	Jim Berend
Title:	Chief Financial Officer

USMD CTC (MO), LLC, a Missouri limited liability company

By:	USMD Cancer Treatment Centers, L.L.C., its sole member

By:	USMD Inc., its sole member

By:	/s/ Jim Berend
Name:	Jim Berend
Title:	Chief Financial Officer

Signature Page

Amendment No. 11 to Credit Agreement